Sales and other operating revenues	12 Months Ended
Dec. 31, 2020
Revenue [abstract]
Sales and other operating revenues	Sales and other operating revenues

			$ million
	2020	2019	2018
Crude oil	5,048	9,141	10,331
Oil products	63,564	102,408	108,515
Natural gas, LNG and NGLs	12,726	18,909	20,494
Non-oil products and other revenues from contracts with customers	9,840	12,169	12,489
Revenue from contracts with customers	91,178	142,627	151,829
Other operating revenues[a]	89,188	135,770	146,927
Total sales and other operating revenues	180,366	278,397	298,756
[a] Principally relates to physically settled derivative sales contracts.

An analysis of third-party sales and other operating revenues by segment and region is provided in Note 5.
The group’s sales to customers of crude oil and oil products were substantially all made by the Downstream segment. The group’s sales to customers of natural gas, LNG and NGLs were made by the Upstream segment. A significant majority of the group’s sales of non-oil products and other revenues from contracts with customers were made by the Downstream segment.
Amounts shown for revenue from contracts with customers and other operating revenues for 2018 and 2019 have been represented to align with the current period. See Note 1 - Other changes to significant accounting policies - Physically settled derivative contracts for further information.